UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period:	August 1, 2017 — January 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Growth Opportunities Fund

Semiannual report
1 | 31 | 18

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
POGAX

Putnam
Growth Opportunities
Fund

Semiannual report
1 | 31 | 18

Message from the Trustees	1
Interview with your fund’s portfolio manager	3
Your fund’s performance	8
Your fund’s expenses	11
Terms and definitions	13
Other information for shareholders	14
Financial statements	15

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets and factors related to a specific issuer, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. You can lose money by investing in the fund.

Message from the Trustees

March 12, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market has encountered some challenges. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. You can learn more about how your fund performed, and your fund manager’s outlook for the coming months, in the following report.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/18. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 Growth Opportunities Fund

Interview with your fund’s portfolio manager

Richard E. Bodzy
Portfolio Manager

Richard has an M.B.A. from the Darden Graduate School of Business at the University of Virginia and a B.A. from the University of Michigan. He joined Putnam in 2009 and has been in the investment industry since 2004.

Your fund is also managed by Samuel Cox, Co-Director of Equity Research. Sam has an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology and a B.A. from the University of Pennsylvania. He joined Putnam in 2014 and has been in the investment industry since 2002.

Richard, how was the environment for stock market investing during the reporting period?

U.S. stocks, as measured by the S&P 500 Index, delivered solid gains, and the financial markets had record low levels of volatility throughout the six-month period. Stocks were boosted by continued earnings growth and optimism that the Trump administration would implement its agenda of tax reform, infrastructure spending, and business deregulation. Economic data remained positive, including persistent gross domestic product growth and a healthy job market.

Throughout the period, investors shrugged off a number of events that could have negatively impacted the financial markets, such as political uncertainties, Federal Reserve interest-rate hikes, and mounting tensions with North Korea. There were a few brief market downturns when investors became more skeptical about the Trump administration’s ability to deliver on its pro-growth agenda. Yet stocks continued to climb, lifted further in late December 2017 when Congress passed the Tax Cuts and Jobs Act. At the close of the 2017 calendar year, all three major U.S. stock indexes delivered their

Growth Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Growth Opportunities Fund

best annual returns since 2013. The Dow Jones Industrial Average, the S&P 500 Index, and the Nasdaq Composite Index all posted multiple record closings throughout 2017.

The strong performance for the stock market continued into January 2018, the final month of the reporting period, as the Dow Jones Industrial Average and the S&P 500 Index posted their best monthly returns since March 2016. It is worth noting, however, that just after the close of the period, U.S. stocks experienced a sharp downturn and increased volatility. On February 8, 2018, after a number of turbulent sessions, the S&P 500 Index closed more than 10% below its January 2018 peak.

How did the fund perform for the reporting period?

I am pleased to report that the fund delivered a solid return of 20.46%, outperforming the 19.15% return of its benchmark, the Russell 1000 Growth Index, and the 17.75% average return for funds in its Lipper peer group, Large-Cap Growth Funds.

Could you provide some examples of stocks that helped the fund’s performance?

One of the top contributors to performance for the period was the fund’s investment in Bank of America, a stock that was not part of the fund’s benchmark index. The stock performed well in response to expectations for loosening regulations in the banking industry. Interest-rate hikes by the Federal Reserve also helped Bank of America’s performance. Investors recognized that a rising-rate environment, combined with corporate tax cuts, had the potential to provide a healthy boost for the company’s earnings growth.

Another out-of-benchmark holding that helped performance was the stock of Norfolk Southern, a railroad company that transports freight across more than 20 U.S. states and parts of Canada. The company has benefited from accelerating economic growth, increased freight volumes, and lower tax rates as a result of the recent tax reform. The company also made gains against competitors that struggled with service disruptions throughout the period.

The fund’s investment in PayPal Holdings was also a key contributor to performance. PayPal, which enables businesses and individuals to electronically transfer money, has benefited from the increased use of digital payments and transactions. In addition to the growing number of PayPal customer accounts, we are optimistic about the potential to monetize Venmo, the company’s app that provides peer-to-peer payments. User growth has been very strong, particularly among younger users who appreciate the ability to send cash quickly between friends.

Could you discuss some holdings that did not perform well for the period?

Our investment in Johnson Controls International was a detractor from fund performance. We originally added this stock to the portfolio because we believed the company — which provides heating, cooling, and security systems for businesses — would benefit from a pickup in economic growth and construction. Unfortunately, the company struggled with a number of management challenges and delivered disappointing earnings results in 2017. By the close of the period, we had sold Johnson Controls from the fund’s portfolio.

The stock of U.S. cable giant Charter Communications also dampened fund performance during the period. The company has been losing cable TV customers and faced some challenges with the integration of Time Warner Cable, which it acquired in 2016. Despite the recent weakness, we believe Charter offers

Growth Opportunities Fund 5

attractive long-term growth potential. We believe a key advantage is Charter’s superior fiber network, which offers higher-speed connectivity than that of its competitors. We also believe Charter’s acquisition of Time Warner Cable will lead to improvements in operations and financial results over time. Charter remained in the portfolio at period-end.

Another detractor for the period was the fund’s investment in Priceline Group, the world’s largest online travel agency. Priceline and most of its competitors saw weaker profits due in part to major hurricanes that hit popular travel destinations during the period. Increased spending on marketing and advertising was also detrimental to profitability. However, we believe Priceline has a competitive advantage as it has added new partnerships with hotels and built its presence in many key markets, especially in Europe. Priceline remained in the fund’s portfolio at the close of the period.

As the fund enters the second half of its fiscal year, what is your outlook?

I believe we may see continued strength from U.S. stocks in 2018. We have seen synchronized economic growth across most regions worldwide along with healthy corporate earnings growth — all of which may be helpful for stock market performance in the months ahead, in our view. Throughout 2017, U.S. stock market performance was dominated by large-cap technology stocks. It is possible that a wider array of stocks will be stronger in 2018 — including those in cyclical sectors that are closely tied to the economy, such as financials, materials, and industrials. At the same time, we believe the Tax Cuts and Jobs Act should encourage companies to increase their capital expenditures for the future growth of their businesses. Of course, we continue to monitor risks for the financial markets, particularly after the historically low levels of volatility we saw throughout 2017 and the recent market correction.

Thank you, Richard, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Growth Opportunities Fund

with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Growth Opportunities Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	8.33%	212.04%	12.05%	127.73%	17.89%	57.03%	16.23%	36.62%	20.46%
After sales charge	8.05	194.10	11.39	114.63	16.50	48.00	13.96	28.77	13.54
Class B (8/1/97)
Before CDSC	8.02	193.64	11.37	119.39	17.02	53.58	15.38	35.66	20.04
After CDSC	8.02	193.64	11.37	117.39	16.80	50.58	14.62	30.66	15.04
Class C (2/1/99)
Before CDSC	7.53	189.60	11.22	119.35	17.01	53.57	15.37	35.62	20.05
After CDSC	7.53	189.60	11.22	119.35	17.01	53.57	15.37	34.62	19.05
Class M (8/1/97)
Before sales charge	7.77	196.96	11.50	122.09	17.30	54.74	15.66	35.95	20.18
After sales charge	7.59	186.57	11.10	114.32	16.47	49.32	14.30	31.19	15.97
Class R (1/21/03)
Net asset value	8.06	204.59	11.78	124.90	17.60	55.85	15.94	36.30	20.31
Class R5 (7/2/12)
Net asset value	8.59	221.33	12.38	131.30	18.26	58.50	16.59	37.04	20.65
Class R6 (7/2/12)
Net asset value	8.62	223.12	12.44	132.49	18.38	58.96	16.71	37.19	20.71
Class Y (7/1/99)
Net asset value	8.57	219.97	12.33	130.56	18.18	58.22	16.52	36.96	20.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

8 Growth Opportunities Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 1/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 1000 Growth
Index	8.99%	201.14%	11.65%	128.29%	17.95%	60.22%	17.01%	34.89%	19.15%
Lipper Large-Cap
Growth Funds	8.90	168.34	10.26	113.95	16.35	52.68	15.10	34.39	17.75
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5 -year, 10 -year, and life-of-fund periods ended 1/31/18, there were 713, 680, 600, 557, 406, and 76 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.080		—	—	—		$0.015	$0.092	$0.196	$0.158
Capital gains
Long-term
gains	0.512		$0.512	$0.512	$0.512		0.512	0.512	0.512	0.512
Short-term
gains	—		—	—	—		—	—	—	—
Total	$0.592		$0.512	$0.512	$0.512		$0.527	$0.604	$0.708	$0.670
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/17	$28.92	$30.68	$24.75	$25.18	$26.21	$27.16	$27.95	$30.27	$30.31	$30.16
1/31/18	34.18	36.27	29.14	29.66	30.93	32.05	33.04	35.85	35.80	35.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Growth Opportunities Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	7.94%	165.02%	10.24%	118.41%	16.91%	40.74%	12.06%	30.96%	13.17%
After sales charge	7.65	149.78	9.59	105.85	15.53	32.64	9.87	23.43	6.66
Class B (8/1/97)
Before CDSC	7.63	149.52	9.57	110.38	16.04	37.59	11.22	29.95	12.72
After CDSC	7.63	149.52	9.57	108.38	15.82	34.59	10.41	24.95	7.72
Class C (2/1/99)
Before CDSC	7.14	146.00	9.42	110.36	16.04	37.58	11.22	30.01	12.70
After CDSC	7.14	146.00	9.42	110.36	16.04	37.58	11.22	29.01	11.70
Class M (8/1/97)
Before sales charge	7.37	152.14	9.69	112.92	16.32	38.59	11.49	30.27	12.84
After sales charge	7.20	143.31	9.30	105.47	15.49	33.74	10.18	25.71	8.89
Class R (1/21/03)
Net asset value	7.67	158.66	9.97	115.70	16.62	39.67	11.78	30.66	13.01
Class R5 (7/2/12)
Net asset value	8.19	172.82	10.56	121.83	17.27	42.03	12.41	31.34	13.31
Class R6 (7/2/12)
Net asset value	8.22	174.31	10.62	122.94	17.39	42.42	12.51	31.45	13.34
Class Y (7/1/99)
Net asset value	8.17	171.68	10.51	121.04	17.19	41.77	12.34	31.28	13.28

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Growth Opportunities Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/17	0.93%	1.68%	1.68%	1.43%	1.18%	0.63%	0.53%	0.68%
Annualized expense ratio
for the six-month period
ended 1/31/18*	0.91%	1.66%	1.66%	1.41%	1.16%	0.63%	0.53%	0.66%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.11% from annualizing the performance fee adjustment for the six months ended 1/31/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/17 to 1/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.06	$9.21	$9.21	$7.83	$6.44	$3.50	$2.95	$3.67
Ending value (after expenses)	$1,204.60	$1,200.40	$1,200.50	$1,201.80	$1,203.10	$1,206.50	$1,207.10	$1,206.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Growth Opportunities Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/18, use the following calculation method. To find the value of your investment on 8/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$4.63	$8.44	$8.44	$7.17	$5.90	$3.21	$2.70	$3.36
Ending value (after expenses)	$1,020.62	$1,016.84	$1,016.84	$1,018.10	$1,019.36	$1,022.03	$1,022.53	$1,021.88

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Growth Opportunities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of

Growth Opportunities Fund 13

the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2018, Putnam employees had approximately $537,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Growth Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Growth Opportunities Fund 15

The fund’s portfolio 1/31/18 (Unaudited)

COMMON STOCKS (98.5%)*	Shares	Value
Aerospace and defense (5.2%)
Boeing Co. (The)	286,900	$101,668,753
Northrop Grumman Corp.	225,304	76,722,771
TransDigm Group, Inc.	85,300	27,032,423
United Technologies Corp.	395,700	54,610,557
		260,034,504
Auto components (0.6%)
Pirelli & C SpA (Italy) †	2,857,440	27,529,793
		27,529,793
Banks (2.5%)
Bank of America Corp.	3,845,719	123,063,008
		123,063,008
Beverages (2.6%)
Constellation Brands, Inc. Class A	169,900	37,287,953
Heineken NV (Netherlands)	837,536	94,168,143
		131,456,096
Biotechnology (3.1%)
AbbVie, Inc.	238,700	26,786,914
Biogen, Inc. †	179,400	62,397,114
Vertex Pharmaceuticals, Inc. †	398,100	66,430,947
		155,614,975
Building products (0.8%)
Fortune Brands Home & Security, Inc.	592,800	42,047,304
		42,047,304
Capital markets (3.4%)
BlackRock, Inc.	127,600	71,685,680
Charles Schwab Corp. (The)	855,900	45,653,706
Intercontinental Exchange, Inc.	734,500	54,235,480
		171,574,866
Chemicals (3.0%)
Albemarle Corp.	169,400	18,903,346
FMC Corp.	331,031	30,233,061
Praxair, Inc.	256,500	41,422,185
Sherwin-Williams Co. (The)	141,147	58,873,825
		149,432,417
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $194) (Private)
(Germany) † ∆∆ F	146	136
New Middle East Other Assets GmbH (acquired 8/2/13, cost $78) (Private)
(Germany) † ∆∆ F	59	55
		191
Construction materials (0.6%)
Summit Materials, Inc. Class A †	923,449	29,504,196
		29,504,196
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $1,923,622)
(Private) † ∆∆ F	674,955	1,629,551
		1,629,551

16 Growth Opportunities Fund

COMMON STOCKS (98.5%)* cont.	Shares	Value
Electrical equipment (0.9%)
Rockwell Automation, Inc.	234,700	$46,303,963
		46,303,963
Energy equipment and services (0.2%)
Select Energy Services, Inc. 144A Class A-1 †	457,825	8,204,224
		8,204,224
Equity real estate investment trusts (REITs) (1.9%)
American Tower Corp.	343,000	50,661,100
Equinix, Inc.	102,500	46,656,975
		97,318,075
Food products (1.3%)
McCormick & Co., Inc. (non-voting shares)	589,600	64,130,792
		64,130,792
Health-care equipment and supplies (6.7%)
Becton Dickinson and Co.	526,538	127,917,142
Boston Scientific Corp. †	2,366,610	66,170,416
Danaher Corp.	981,033	99,359,022
Intuitive Surgical, Inc. †	97,700	42,174,159
		335,620,739
Health-care providers and services (2.4%)
UnitedHealth Group, Inc.	513,500	121,586,530
		121,586,530
Hotels, restaurants, and leisure (2.5%)
Hilton Worldwide Holdings, Inc.	623,930	53,439,605
Las Vegas Sands Corp.	331,600	25,705,632
Yum China Holdings, Inc. (China)	967,700	44,891,603
		124,036,840
Household durables (0.5%)
HC Brillant Services GmbH (acquired 8/2/13, cost $194) (Private)
(Germany) † ∆∆ F	292	272
PulteGroup, Inc.	801,900	25,524,477
		25,524,749
Industrial conglomerates (0.7%)
Roper Technologies, Inc.	133,500	37,458,765
		37,458,765
Insurance (0.6%)
Prudential PLC (United Kingdom)	1,153,815	31,224,924
		31,224,924
Internet and direct marketing retail (8.4%)
Amazon. com, Inc. †	234,150	339,725,892
Global Fashion Group SA (acquired 8/2/13, cost $9,654,255) (Private)
(Luxembourg) † ∆∆ F	227,896	2,275,009
Netflix, Inc. †	134,900	36,463,470
Priceline Group, Inc. (The) †	22,247	42,537,376
		421,001,747
Internet software and services (12.8%)
Alibaba Group Holding, Ltd. ADR (China) † S	533,899	109,070,227
Alphabet, Inc. Class C †	265,500	310,619,070
CoStar Group, Inc. †	76,200	26,373,582
Facebook, Inc. Class A †	850,126	158,880,048
Tencent Holdings, Ltd. (China)	653,700	38,740,749
		643,683,676

Growth Opportunities Fund 17

COMMON STOCKS (98.5%)* cont.	Shares	Value
IT Services (7.1%)
PayPal Holdings, Inc. †	1,386,700	$118,313,244
Visa, Inc. Class A	1,892,300	235,080,429
		353,393,673
Life sciences tools and services (0.8%)
Agilent Technologies, Inc.	333,700	24,503,591
Bio-Rad Laboratories, Inc. Class A †	52,400	13,546,972
		38,050,563
Machinery (1.4%)
Fortive Corp.	567,700	43,156,554
KION Group AG (Germany)	270,916	24,863,412
		68,019,966
Media (2.3%)
Charter Communications, Inc. Class A †	128,216	48,369,486
DISH Network Corp. Class A †	199,600	9,361,240
Liberty Media Corp. Class C †	213,144	8,033,397
Live Nation Entertainment, Inc. †	1,061,996	47,853,540
		113,617,663
Oil, gas, and consumable fuels (1.8%)
Devon Energy Corp.	979,900	40,538,463
EnVen Energy Corp. 144A Class A †	415,000	4,150,000
Suncor Energy, Inc. (Canada)	1,278,060	46,329,675
		91,018,138
Pharmaceuticals (0.5%)
Jazz Pharmaceuticals PLC †	188,351	27,450,275
		27,450,275
Road and rail (2.7%)
Norfolk Southern Corp.	881,128	132,944,593
		132,944,593
Semiconductors and semiconductor equipment (3.2%)
Broadcom, Ltd.	261,500	64,859,845
NVIDIA Corp.	135,200	33,232,160
NXP Semiconductor NV †	249,400	30,007,808
STMicroelectronics NV (France) S	1,358,100	32,458,590
		160,558,403
Software (10.5%)
Activision Blizzard, Inc.	398,200	29,518,566
Adobe Systems, Inc. †	387,900	77,486,904
Microsoft Corp.	3,160,300	300,260,103
salesforce. com, Inc. †	727,429	82,861,437
ServiceNow, Inc. †	252,400	37,574,788
		527,701,798
Specialty retail (2.6%)
Home Depot, Inc. (The)	636,011	127,774,610
		127,774,610
Technology hardware, storage, and peripherals (4.2%)
Apple, Inc.	1,258,077	210,639,832
		210,639,832

18 Growth Opportunities Fund

COMMON STOCKS (98.5%)* cont.	Shares	Value
Textiles, apparel, and luxury goods (0.7%)
Adidas AG (Germany)	160,364	$37,291,407
		37,291,407
Total common stocks (cost $3,214,212,136)		$4,936,442,846

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$5,253) (Private) † ∆∆ F	1,843	$4,450
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$100,457) (Private) † ∆∆ F	31,891	85,099
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$235,942) (Private) † ∆∆ F	46,354	199,873
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$342,236) (Private) † ∆∆ F	67,237	289,917
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$191,914) (Private) † ∆∆ F	34,957	162,575
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$579,325) (Private) † ∆∆ F	75,433	490,762
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,624,930) (Private) † ∆∆ F	570,151	1,376,521
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$2,054,710) (Private) † ∆∆ F	720,951	1,740,599
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$6,422,373) (Private) † ∆∆ F	2,255,601	5,440,510
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$19,183,494) (Private) † ∆∆ F	567,268	18,689,098
Total convertible preferred stocks (cost $30,740,634)		$28,479,404

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
EnVen Energy Corp. 144A Class A	11/6/20	$15.00	415,000	$42
EnVen Energy Corp. 144A Class A	11/6/20	12.50	415,000	42
Neuralstem, Inc. Ser. K (acquired 1/3/14 and
4/20/17, cost $—) ∆∆	1/9/22	42.00	6,349	—
Total warrants (cost $84)				$84

	Principal amount/
SHORT-TERM INVESTMENTS (1.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.57% [d]	Shares	64,196,900	$64,196,900
Putnam Short Term Investment Fund 1.45% L	Shares	16,734,654	16,734,654
U.S. Treasury Bills 1.493%, 6/7/18 ∆		$531,000	528,216
U.S. Treasury Bills 1.450%, 5/24/18 ∆		1,078,000	1,073,034
U.S. Treasury Bills 1.446%, 5/10/18 #		330,000	328,699
U.S. Treasury Bills 1.433%, 5/17/18 #		508,000	505,846
U.S. Treasury Bills 1.425%, 4/26/18 # ∆		1,208,000	1,203,994
U.S. Treasury Bills 1.320%, 3/15/18 # ∆		887,000	885,627
U.S. Treasury Bills 1.081%, 2/15/18 # ∆		1,788,000	1,787,168
U.S. Treasury Bills 1.079%, 2/8/18 # ∆		1,886,000	1,885,556
U.S. Treasury Bills 1.065%, 2/1/18		514,000	514,000
Total short-term investments (cost $89,644,281)			$89,643,694

TOTAL INVESTMENTS
Total investments (cost $3,334,597,135)	$5,054,566,028

Growth Opportunities Fund 19

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through January 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $5,009,713,488.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $32,384,427, or 0.6% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $2,682,766 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $ 4,835,195 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $5,593,619 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

20 Growth Opportunities Fund

FORWARD CURRENCY CONTRACTS at 1/31/18 (aggregate face value $120,690,364) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	British Pound	Sell	3/21/18	$16,018,623	$15,260,649	$(757,974)
JPMorgan Chase Bank N. A.
	Euro	Sell	3/21/18	55,824,247	53,568,505	(2,255,742)
State Street Bank and Trust Co.
	Euro	Sell	3/21/18	28,085,049	26,948,725	(1,136,324)
UBS AG
	Euro	Sell	3/21/18	25,960,625	24,912,485	(1,048,140)
Unrealized appreciation						—
Unrealized (depreciation)						(5,198,180)
Total						$(5,198,180)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	125	$17,648,813	$17,661,250	Mar-18	$14,124
Unrealized appreciation					14,124
Unrealized (depreciation)					—
Total					$14,124

Growth Opportunities Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks* :
Consumer discretionary	$ 874,501,528	$—	$ 2,275,281
Consumer staples	195,586,888	—	—
Energy	86,868,138	12,354,224	—
Financials	325,862,798	—	1,629,551
Health care	678,323,082	—	—
Industrials	586,809,095	—	191
Information technology	1,895,977,382	—	—
Materials	178,936,613	—	—
Real estate	97,318,075	—	—
Total common stocks	4,920,183,599	12,354,224	3,905,023

Convertible preferred stocks	—	—	28,479,404
Warrants	—	84	—
Short-term investments	16,734,654	72,909,040	—
Totals by level	$4,936,918,253	$85,263,348	$32,384,427
		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(5,198,180)	$—
Futures contracts	14,124	—	—
Totals by level	$14,124	$(5,198,180)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

22 Growth Opportunities Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued	appreciation/			transfers		transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	7/31/17	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	1/31/18
Common stocks* :
Consumer
discretionary	$ 2,442,837	$—	$—	$ (167,556)	$—	$—	$—	$—	$ 2,275,281
Financials	1,629,551	—	—	—	—	—	—	—	1,629,551
Industrials	182	—	—	9	—	—	—	—	191
Information
technology	8,862,497	—	—	(1,152,794)	—	(7,709,703)	—	—	—
Total common
stocks	$12,935,067	$—	$—	$(1,320,341)	$— $(7,709,703)		$—	$—	$3,905,023
Convertible
preferred stocks	$34,690,421	—	—	(6,211,017)	—	—	—	—	$28,479,404
Totals	$47,625,488	$—	$—	$(7,531,358)	$— $(7,709,703)		$—	$—	$32,384,427

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $(6,378,564) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 23

Statement of assets and liabilities 1/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $63,994,929 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $3,253,665,581)	$4,973,634,474
Affiliated issuers (identified cost $80,931,554) (Notes 1 and 5)	80,931,554
Foreign currency (cost $31) (Note 1)	31
Dividends, interest and other receivables	1,470,840
Receivable for shares of the fund sold	2,390,067
Receivable for investments sold	42,452,366
Foreign tax reclaim	139,964
Receivable for variation margin on futures contracts (Note 1)	8,126
Prepaid assets	65,594
Total assets	5,101,093,016

LIABILITIES
Payable for investments purchased	12,498,611
Payable for shares of the fund repurchased	2,925,401
Payable for compensation of Manager (Note 2)	1,862,148
Payable for custodian fees (Note 2)	25,125
Payable for investor servicing fees (Note 2)	1,342,026
Payable for Trustee compensation and expenses (Note 2)	1,859,800
Payable for administrative services (Note 2)	8,264
Payable for distribution fees (Note 2)	1,077,622
Unrealized depreciation on forward currency contracts (Note 1)	5,198,180
Collateral on securities loaned, at value (Note 1)	64,196,900
Other accrued expenses	385,451
Total liabilities	91,379,528

Net assets	$5,009,713,488

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$3,300,935,045
Undistributed net investment income (Notes 1 and 7)	1,069,102
Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 7)	(7,085,886)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies (Note 7)	1,714,795,227
Total — Representing net assets applicable to capital shares outstanding	$5,009,713,488

(Continued on next page)

24 Growth Opportunities Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($4,072,619,115 divided by 119,139,509 shares)	$34.18
Offering price per class A share (100/94.25 of $34.18)*	$36.27
Net asset value and offering price per class B share ($81,068,610 divided by 2,782,445 shares)**	$29.14
Net asset value and offering price per class C share ($168,779,806 divided by 5,691,139 shares)**	$29.66
Net asset value and redemption price per class M share
($34,608,655 divided by 1,119,105 shares)	$30.93
Offering price per class M share (100/96.50 of $30.93)*	$32.05
Net asset value, offering price and redemption price per class R share
($13,697,395 divided by 414,516 shares)	$33.04
Net asset value, offering price and redemption price per class R5 share
($2,812,860 divided by 78,462 shares)	$35.85
Net asset value, offering price and redemption price per class R6 share
($131,135,882 divided by 3,663,197 shares)	$35.80
Net asset value, offering price and redemption price per class Y share
($504,991,165 divided by 14,173,888 shares)	$35.63

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 25

Statement of operations Six months ended 1/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $73,783)	$19,087,521
Interest (including interest income of $487,304 from investments in affiliated issuers) (Note 5)	522,613
Securities lending (net of expenses) (Notes 1 and 5)	68,863
Total investment income	19,678,997

EXPENSES
Compensation of Manager (Note 2)	9,988,676
Investor servicing fees (Note 2)	4,072,992
Custodian fees (Note 2)	35,186
Trustee compensation and expenses (Note 2)	56,427
Distribution fees (Note 2)	5,956,362
Administrative services (Note 2)	80,012
Other	624,831
Total expenses	20,814,486

Expense reduction (Note 2)	(171,027)
Net expenses	20,643,459

Net investment loss	(964,462)

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	264,513,164
Net realized loss on forward currency contracts (Note 1)	(4,058,154)
Net realized gain on foreign currency transactions (Note 1)	65,298
Net realized gain on futures contracts (Note 1)	9,595,665
Net unrealized appreciation of securities in unaffiliated issuers during the period	586,708,102
Net unrealized depreciation of forward currency contracts during the period	(1,641,596)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	4,441
Net unrealized appreciation of futures contracts during the period	67,902
Net gain on investments	855,254,822

Net increase in net assets resulting from operations	$854,290,360

The accompanying notes are an integral part of these financial statements.

26 Growth Opportunities Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/18*	Year ended 7/31/17
Operations
Net investment income (loss)	$(964,462)	$15,731,872
Net realized gain on investments
and foreign currency transactions	270,115,973	363,940,333
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	585,138,849	347,051,257
Net increase in net assets resulting from operations	854,290,360	726,723,462
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(9,450,208)	(260,215)
Class R	(6,100)	—
Class R5	(7,133)	—
Class R6	(678,477)	(57,798)
Class Y	(2,155,215)	(55,684)
From net realized long-term gain on investments
Class A	(60,481,331)	—
Class B	(1,457,913)	—
Class C	(2,867,800)	—
Class M	(566,455)	—
Class R	(208,224)	—
Class R5	(39,695)	—
Class R6	(1,772,349)	—
Class Y	(6,983,989)	—
Increase in capital from settlement payments	486,741	—
Increase from capital share transactions (Notes 4 and 7)	18,278,091	2,842,962,323
Total increase in net assets	786,380,303	3,569,312,088
NET ASSETS
Beginning of period	4,223,333,185	654,021,097
End of period (including undistributed net investment
income of $1,069,102 and $14,330,697, respectively)	$5,009,713,488	$4,223,333,185

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	Total	Redemption	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	distributions	fees	ments	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class A
January 31, 2018**	$28.92	—[e]	5.85	5.85	(.08)	(.51)	(.59)	—	— [d,e]	$34.18	20.46*	$4,072,619	.46*	(.02)*	36*
July 31, 2017	23.95	.14[f]	4.83	4.97	—[e]	—	—[e]	—	—	28.92	20.76	3,504,855.93		.52[f]	70
July 31, 2016	25.11	.02	.13	.15	(.06)	(1.25)	(1.31)	—	—	23.95	.72	433,488	1.08[g]	.07[g]	65
July 31, 2015	25.68	—[e]	3.15	3.15	(.13)	(3.59)	(3.72)	—	—	25.11	12.82	469,652	1.09	.02	68
July 31, 2014	21.94	.08	4.64	4.72	(.05)	(1.00)	(1.05)	—	.07 [h]	25.68	22.27	390,651	1.10	.33	83
July 31, 2013	17.57	.05	4.38	4.43	(.06)	—	(.06)	—[e]	—	21.94	25.30	330,392	1.13	.28	89
Class B
January 31, 2018**	$24.75	(.10)	5.00	4.90	—	(.51)	(.51)	—	— [d,e]	$29.14	20.04*	$81,069	.84*	(.39)*	36*
July 31, 2017	20.65	(.05) [f]	4.15	4.10	—	—	—	—	—	24.75	19.85	76,969	1.68	(.22) [f]	70
July 31, 2016	21.93	(.14)	.11	(.03)	—	(1.25)	(1.25)	—	—	20.65	(.02)	18,341	1.83[g]	(.68) [g]	65
July 31, 2015	22.90	(.16)	2.78	2.62	—	(3.59)	(3.59)	—	—	21.93	11.97	20,482	1.84	(.73)	68
July 31, 2014	19.77	(09)	4.16	4.07	—	(1.00)	(1.00)	—	.06 [h]	22.90	21.33	20,030	1.85	(.41)	83
July 31, 2013	15.89	(.08)	3.96	3.88	—	—	—	—[e]	—	19.77	24.42	19,926	1.88	(.46)	89
Class C
January 31, 2018**	$25.18	(.11)	5.10	4.99	—	(.51)	(.51)	—	— [d,e]	$29.66	20.05*	$168,780	.84*	(.39)*	36*
July 31, 2017	21.01	(.06) [f]	4.23	4.17	—	—	—	—	—	25.18	19.85	144,159	1.68	(.24) [f]	70
July 31, 2016	22.29	(.14)	.11	(.03)	—	(1.25)	(1.25)	—	—	21.01	(.01)	33,055	1.83[g]	(.68) [g]	65
July 31, 2015	23.22	(.17)	2.83	2.66	—	(3.59)	(3.59)	—	—	22.29	11.97	31,265	1.84	(.74)	68
July 31, 2014	20.03	(.09)	4.22	4.13	—	(1.00)	(1.00)	—	.06 [h]	23.22	21.35	19,493	1.85	(.42)	83
July 31, 2013	16.10	(.08)	4.01	3.93	—	—	—	—[e]	—	20.03	24.41	15,402	1.88	(.47)	89
Class M
January 31, 2018**	$26.21	(.08)	5.31	5.23	—	(.51)	(.51)	—	— [d,e]	$30.93	20.18*	$34,609	.71*	(.27)*	36*
July 31, 2017	21.81	— [e,f]	4.40	4.40	—	—	—	—	—	26.21	20.17	28,148	1.43	— [f,i]	70
July 31, 2016	23.04	(.09)	.11	.02	—	(1.25)	(1.25)	—	—	21.81	.21	5,800	1.58[g]	(.43) [g]	65
July 31, 2015	23.86	(.11)	2.90	2.79	(.02)	(3.59)	(3.61)	—	—	23.04	12.25	5,991	1.59	(.48)	68
July 31, 2014	20.50	(.04)	4.33	4.29	—	(1.00)	(1.00)	—	.07 [h]	23.86	21.71	5,554	1.60	(.17)	83
July 31, 2013	16.44	(.04)	4.10	4.06	—	—	—	—[e]	—	20.50	24.70	5,041	1.63	(.21)	89
Class R
January 31, 2018**	$27.95	(.04)	5.66	5.62	(.02)	(.51)	(.53)	—	— [d,e]	$33.04	20.31*	$13,697	.58*	(.14)*	36*
July 31, 2017	23.20	.06[f]	4.69	4.75	—	—	—	—	—	27.95	20.47	11,467	1.18	.24[f]	70
July 31, 2016	24.38	(.04)	.12	.08	(.01)	(1.25)	(1.26)	—	—	23.20	.47	2,928	1.33[g]	(.18) [g]	65
July 31, 2015	25.08	(.06)	3.07	3.01	(.12)	(3.59)	(3.71)	—	—	24.38	12.55	4,174	1.34	(. 23)	68
July 31, 2014	21.48	.01	4.54	4.55	(.02)	(1.00)	(1.02)	—	.07 [h]	25.08	21.96	4,362	1.35	. 05	83
July 31, 2013	17.19	—[e]	4.30	4.30	(.01)	—	(.01)	—[e]	—	21.48	25.01	2,270	1.38	. 01	89

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Growth Opportunities Fund	Growth Opportunities Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	Total	Redemption	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	investments	operations	income	investments	distributions	fees	ments	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class R5
January 31, 2018**	$30.27	.04	6.14	6.18	(.09)	(.51)	(.60)	—	— [d,e]	$35.85	20.65*	$2,813	.32*	.13*	36*
July 31, 2017	24.99	.20[f]	5.08	5.28	—	—	—	—	—	30.27	21.13	2,389.63		.78[f]	70
July 31, 2016	26.13	.09	.15	.24	(.13)	(1.25)	(1.38)	—	—	24.99	1.06	9,912	.77[g]	.38[g]	65
July 31, 2015	26.60	.08	3.26	3.34	(.22)	(3.59)	(3.81)	—	—	26.13	13.15	10,542.79		.32	68
July 31, 2014	22.67	(.02)	4.98	4.96	(.10)	(1.00)	(1.10)	—	.07[h]	26.60	22.62	1,166.78		(.08)	83
July 31, 2013	18.12	.13	4.53	4.66	(.11)	—	(.11)	—	—	22.67	25.82	13.75		.65	89
Class R6
January 31, 2018**	$30.31	.05	6.15	6.20	(.20)	(.51)	(.71)	—	— [d,e]	$35.80	20.71*	$131,136	.27*	.17*	36*
July 31, 2017	25.01	.23[f]	5.09	5.32	(.02)	—	(.02)	—	—	30.31	21.30	95,571.53		.86[f]	70
July 31, 2016	26.17	.11	.14	.25	(.16)	(1.25)	(1.41)	—	—	25.01	1.09	33,780	.67[g]	.47[g]	65
July 31, 2015	26.62	.11	3.26	3.37	(.23)	(3.59)	(3.82)	—	—	26.17	13.26	25,983.69		.40	68
July 31, 2014	22.67	.16	4.83	4.99	(.11)	(1.00)	(1.11)	—	.07[h]	26.62	22.79	17,005.68		.62	83
July 31, 2013	18.12	.11[j]	4.57	4.68	(.13)	—	(.13)	—[e]	—	22.67	25.94	6,821.65		.47[j]	89
Class Y
January 31, 2018**	$30.16	.03	6.11	6.14	(.16)	(.51)	(.67)	—	— [d,e]	$35.63	20.61*	$504,991	.33*	.10 *	36*
July 31, 2017	24.91	.19[f]	5.07	5.26	(.01)	—	(.01)	—	—	30.16	21.10	359,777.68		.71[f]	70
July 31, 2016	26.07	.07	.15	.22	(.13)	(1.25)	(1.38)	—	—	24.91	.97	116,717	.83[g]	.31[g]	65
July 31, 2015	26.54	.07	3.25	3.32	(.20)	(3.59)	(3.79)	—	—	26.07	13.09	91,881.84		.25	68
July 31, 2014	22.62	.14	4.79	4.93	(.08)	(1.00)	(1.08)	—	.07[h]	26.54	22.57	17,028.85		.56	83
July 31, 2013	18.12	.11	4.51	4.62	(.12)	—	(.12)	—[e]	—	22.62	25.60	13,166.88		.57	89

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and JPMorgan Chase & Co. which amounted to less than $0.01 per share outstanding on September 29, 2017.

e Amount represents less than $0.01 per share.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.09	0.35%
Class B	0.08	0.36
Class C	0.08	0.34
Class M	0.08	0.34
Class R	0.08	0.32
Class R5	0.10	0.39
Class R6	0.08	0.30
Class Y	0.08	0.30

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Morgan Stanley & Co. which amounted to the following amounts per share outstanding on November 27, 2013:

Per share
Class A	$0.07
Class B	0.06
Class C	0.06
Class M	0.07
Class R	0.07
Class R5	0.07
Class R6	0.07
Class Y	0.07

i Amount represents less than 0.01% of average net assets.

j The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 Growth Opportunities Fund	Growth Opportunities Fund 31

Notes to financial statements 1/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the -counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through January 31, 2018.

Putnam Growth Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only

32 Growth Opportunities Fund

with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Growth Opportunities Fund 33

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

34 Growth Opportunities Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,198,180 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,835,195 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $64,196,900 and the value of securities loaned amounted to $64,294,998. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Growth Opportunities Fund 35

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 201 7, the fund had a capital loss carryover of $265,216,709 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the October 24, 2016 merger, the fund acquired $265,216,709 in capital loss carryovers from Putnam Voyager Fund, which are subject to limitations imposed by the Code. The amounts of the combined carryovers are as follows:

	Loss carryover
Short-term	Long-term	Total
$265,216,709	$—	$265,216,709

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $3,366,590,057, resulting in gross unrealized appreciation and depreciation of $1,708,041,545 and $25,249,630, respectively, or net unrealized appreciation of $1,682,791,915.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index each measured over the performance period. On October 24, 2016, Putnam Voyager Fund, a mutual fund managed by Putnam

36 Growth Opportunities Fund

Management, was merged into the fund. Effective upon the closing of the merger, Putnam Management contractually agreed that the performance adjustment for the fund will be calculated based on the historical performance of whichever fund (the fund or Putnam Voyager Fund) has the relatively lower performance for the relevant period before the closing of the merger, rather than based solely on the performance of the fund. The maximum annualized performance adjustment rate is +/-0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.279% of the fund’s average net assets before a decrease of $2,546,999 (0.057% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to -date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,407,399	Class R5	1,893
Class B	71,032	Class R6	27,536
Class C	140,065	Class Y	385,079
Class M	28,735	Total	$4,072,992
Class R	11,253

Growth Opportunities Fund 37

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,210 under the expense offset arrangements and by $166,817 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,459, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b –1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$4,654,290
Class B	1.00%	1.00%	387,982
Class C	1.00%	1.00%	765,563
Class M	1.00%	0.75%	117,778
Class R	1.00%	0.50%	30,749
Total			$5,956,362

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $166,647 and $1,125 from the sale of class A and class M shares, respectively, and received $16,794 and $874 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $195 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,580,017,215	$1,645,926,146
U.S. government securities (Long-term)	—	—
Total	$1,580,017,215	$1,645,926,146

38 Growth Opportunities Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	2,619,966	$81,384,728	4,154,588	$107,598,588
Shares issued in connection with
reinvestment of distributions	2,148,389	66,019,977	9,987	244,304
Shares issued in connection with the
merger of Putnam Voyager Fund	—	—	114,124,925	2,752,378,880
	4,768,355	147,404,705	118,289,500	2,860,221,772
Shares repurchased	(6,811,094)	(210,153,757)	(15,209,660)	(396,034,612)
Net increase (decrease)	(2,042,739)	$(62,749,052)	103,079,840	$2,464,187,160

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	47,397	$1,267,485	171,651	$3,742,677
Shares issued in connection with
reinvestment of distributions	52,425	1,374,592	—	—
Shares issued in connection with the
merger of Putnam Voyager Fund	—	—	3,018,915	62,665,198
	99,822	2,642,077	3,190,566	66,407,875
Shares repurchased	(427,126)	(11,215,564)	(969,180)	(21,655,758)
Net increase (decrease)	(327,304)	$(8,573,487)	2,221,386	$44,752,117

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	484,215	$13,086,047	683,762	$15,453,480
Shares issued in connection with
reinvestment of distributions	94,722	2,528,141	—	—
Shares issued in connection with the
merger of Putnam Voyager Fund	—	—	4,914,919	103,810,010
	578,937	15,614,188	5,598,681	119,263,490
Shares repurchased	(611,834)	(16,390,755)	(1,448,076)	(33,124,358)
Net increase (decrease)	(32,897)	$(776,567)	4,150,605	$86,139,132

Growth Opportunities Fund 39

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	96,327	$2,619,759	40,057	$961,491
Shares issued in connection with
reinvestment of distributions	19,980	556,057	—	—
Shares issued in connection with the
merger of Putnam Voyager Fund	—	—	899,504	19,733,068
	116,307	3,175,816	939,561	20,694,559
Shares repurchased	(71,164)	(1,983,808)	(131,586)	(3,160,473)
Net increase	45,143	$1,192,008	807,975	$17,534,086

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	50,247	$1,515,980	98,695	$2,538,944
Shares issued in connection with
reinvestment of distributions	6,098	181,228	—	—
Shares issued in connection with the
merger of Putnam Voyager Fund	—	—	298,222	6,963,819
	56,345	1,697,208	396,917	9,502,763
Shares repurchased	(52,066)	(1,545,561)	(112,911)	(2,911,083)
Net increase	4,279	$151,647	284,006	$6,591,680

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	5,462	$177,293	87,758	$2,385,897
Shares issued in connection with
reinvestment of distributions	1,453	46,828	—	—
Shares issued in connection with the
merger of Putnam Voyager Fund	—	—	66,571	1,676,479
	6,915	224,121	154,329	4,062,376
Shares repurchased	(7,351)	(234,353)	(472,137)	(13,299,017)
Net decrease	(436)	$(10,232)	(317,808)	$(9,236,641)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	730,096	$23,702,442	1,067,729	$30,354,584
Shares issued in connection with
reinvestment of distributions	76,184	2,450,826	2,261	57,798
Shares issued in connection with the
merger of Putnam Voyager Fund	—	—	1,263,380	31,859,582
	806,280	26,153,268	2,333,370	62,271,964
Shares repurchased	(296,085)	(9,725,122)	(530,821)	(14,112,514)
Net increase	510,195	$16,428,146	1,802,549	$48,159,450

40 Growth Opportunities Fund

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,993,786	$128,367,472	3,933,322	$107,576,732
Shares issued in connection with
reinvestment of distributions	234,774	7,517,475	1,752	44,615
Shares issued in connection with the
merger of Putnam Voyager Fund	—	—	6,406,558	160,818,503
	4,228,560	135,884,947	10,341,632	268,439,850
Shares repurchased	(1,985,000)	(63,269,319)	(3,096,810)	(83,604,511)
Net increase	2,243,560	$72,615,628	7,244,822	$184,835,339

At the close of the reporting period, Putnam Investments, LLC owned 395 class R5 shares of the fund (0.50% of class R5 shares outstanding), valued at $14,161.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/17	cost	proceeds	income	of 1/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$85,020,675	$435,388,062	$456,211,837	$461,409	$64,196,900
Putnam Short Term
Investment Fund**	23,363,127	646,594,668	653,223,141	487,304	16,734,654
Total Short-term
investments	$108,383,802	$1,081,982,730	$1,109,434,978	$948,713	$80,931,554

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Acquisition of Putnam Voyager Fund

On October 24, 2016, the fund issued 114,124,925, 3,018,915, 4,914,919, 899,504, 298,222, 66,571, 1,263,380 and 6,406,558 class A, class B, class C, class M, class R, class R5, class R6 and class Y shares, respectively, for 101,531,414, 2,876,030, 4,228,733, 808,218, 261,484, 58,473, 1,111,049 and 5,619,795 class A, class B, class C, class M, class R, class R5, class R6 and class Y shares of Putnam Voyager Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Voyager Fund, with a fair value of $3,122,565,305 and an identified cost of $2,485,027,039 at October 21, 2016, was the principal asset acquired by the fund. The net assets of the fund and Putnam Voyager

Growth Opportunities Fund 41

Fund on October 21, 2016, were $662,630,686 and $3,139,905,539, respectively. On October 21, 2016, Putnam Voyager Fund had accumulated net investment loss of $9,816,690, accumulated net realized loss of $542,363,891 and unrealized appreciation of $637,538,266. The aggregate net assets of the fund immediately following the acquisition were $3,802,536,225.

Assuming the acquisition had been completed on August 1, 2016, the fund’s pro forma results of operations for the prior fiscal year would have been as follows (unaudited):

Net investment income	$16,545,193
Net gain on investments	$742,300,356
Net increase in net assets resulting from operations	$758,845,549

Note 8: Summary of derivative activity
The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	500
Forward currency contracts (contract amount)	$134,000,000
Warrants (number of warrants)	836,349

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$—	Payables	$5,198,180
Investments,
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	14,208*	Payables	—
Total		$14,208		$5,198,180

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(4,058,154)	$(4,058,154)
Equity contracts	9,595,665	—	$9,595,665
Total	$9,595,665	$(4,058,154)	$5,537,511

42 Growth Opportunities Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(1,641,596)	$(1,641,596)
Equity contracts	67,902	—	$67,902
Total	$67,902	$(1,641,596)	$(1,573,694)

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Futures contracts §	$—	$—	$8,126	$—	$—	$8,126
Forward currency contracts #	—	—	—	—	—	—
Total Assets	$—	$—	$8,126	$—	$—	$8,126
Liabilities:
Futures contracts §	$—	$—	$—	$—	$—	$—
Forward currency contracts #	757,974	2,255,742	—	1,136,324	1,048,140	5,198,180
Total Liabilities	$757,974	$2,255,742	$—	$1,136,324	$1,048,140	$5,198,180
Total Financial and Derivative	$(757,974)	$(2,255,742)	$8,126	$(1,136,324)	$(1,048,140)	$(5,190,054)
Net Assets
Total collateral received (pledged)†##	$(623,566)	$(2,140,283)	$—	$(1,076,043)	$(995,303)
Net amount	$(134,408)	$(115,459)	$8,126	$(60,281)	$(52,837)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(623,566)	$(2,140,283)	$—	$(1,076,043)	$(995,303)	$(4,835,195)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $2,682,766.

Growth Opportunities Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Growth Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA061 309787 3/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2018